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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  July 31, 2003


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      333-36804             56-2156823
(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                            Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5.  Other Events

On July 30, 2003, Madison River Capital, LLC completed an amendment to its loan agreement with the Rural Telephone Finance Cooperative. The amendment is attached hereto as an exhibit to this Form 8-K.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits.

     99.1 Amendment to Loan Agreement with the Rural Telephone Finance Cooperative dated July 30, 2003.


ITEM 12. Results of Operations and Financial Condition

All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.2 is the Registrant's press release announcing its 2003 financial and operating results for the second quarter and six months ended June 30, 2003.

The press release contains information regarding Adjusted Operating Income (formerly Adjusted EBITDA), that is computed as operating income (loss) before depreciation and amortization expenses and non-cash long-term incentive plan expenses, and Adjusted Operating Income margin that is computed by taking Adjusted Operating Income and dividing it by total operating revenues. These measures are non-GAAP financial measures, defined as numerical measures of a Registrant's financial performance that exclude or include amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, the balance sheet or the statement of cash flows of the Registrant. Pursuant to the requirements of Regulation G, the Registrant has provided a reconciliation in the press release of these non-GAAP financial measures to the most directly comparable GAAP financial measures that are considered to be operating income (loss) and operating margin.

Although Adjusted Operating Income and Adjusted Operating Income margin represent non-GAAP financial measures, management of the Registrant considers these measures to be key operating metrics of its business. Management uses these measures in its planning and budgeting processes, to monitor and evaluate its financial and operating results and to measure performance of its separate divisions. In computing these measures, management excludes non-cash long-term incentive plan expenses from Adjusted Operating Income as these expenses are not expected to require cash from operations to settle.

Management also believes that Adjusted Operating Income and Adjusted Operating Income margin are useful to investors because it provides an analysis of financial and operating results using the same measures that management uses in evaluating the Company. Management expects that such measures provide investors with the means to evaluate the Registrant's financial and operating results against other companies within the telecommunications industry. In addition, management believes that these measures are meaningful to investors in evaluating the Registrant's ability to meet its future debt service requirements, to fund its capital expenditures and working capital requirements. The Registrant's calculation of Adjusted Operating Income and Adjusted Operating Income margin may not be consistent with the calculation of these measures by other companies in the telecommunications industry. Adjusted Operating Income and Adjusted Operating Income margin are not measurements of financial performance under GAAP and should not be considered as an alternative to operating income (loss) as an indicator of the Registrant's operating performance or cash flows from operating activities as a measure of liquidity or any other measures of performance derived in accordance with GAAP. In addition, Adjusted Operating Income does not take into account changes in certain assets and liabilities, interest expense, nonoperating income and expense items or income taxes that can affect financial results and cash flows.


(c)  Exhibits.

     99.2 Press release dated July 31, 2003 of Madison River Capital, LLC announcing its financial and operating results for the second quarter and six months ended June 30, 2003.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MADISON RIVER CAPITAL, LLC


Date:  July 31, 2003                  /s/  PAUL H. SUNU
                                     ---------------------------
                                     Name:  Paul H. Sunu
                                     Title:  Managing Director, Chief
                                             Financial Officer and Secretary

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                                 EXHIBIT INDEX

  Exhibit
  Number                                Description
  -------    ----------------------------------------------------------------
   99.1      Amendment to Loan Agreement with the Rural Telephone Finance
             Cooperative dated July 30, 2003.

   99.2 Press release dated July 31, 2003 of Madison River Capital, LLC announcing its financial and operating results for the second quarter and six months ended June 30, 2003.